UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15 (d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 14, 2022

SESEN BIO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36296	26-2025616
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

245 First Street, Suite 1800 Cambridge, MA		02142
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (617) 444-8550
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	SESN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                            Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                 ☐

Item 8.01 – Other Events.

On March 14, 2022, the board of directors of Sesen Bio, Inc. (the “Company”) established that the Company’s 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) will be held on Wednesday, June 22, 2022. The 2022 Annual Meeting will be a virtual meeting conducted via live webcast beginning at 8:00 a.m. (Eastern Daylight Time). The record date for the determination of stockholders of the Company entitled to receive notice of and to vote at the 2022 Annual Meeting shall be the close of business on April 25, 2022. Because the date of the 2022 Annual Meeting has been changed by more than 30 days from the anniversary of the date of the Company’s 2021 Annual Meeting of Stockholders, which was held on May 3, 2021, the deadline for any stockholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as listed in the Company’s 2021 Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission (the “SEC”) on March 25, 2021, is no longer applicable. Pursuant to the Rule 14a-5(f) of the Exchange Act, the Company is hereby providing notice of the revised deadline for such proposals via this Form 8-K.

To be considered for inclusion in this year’s proxy materials for the 2022 Annual Meeting, stockholder proposals must be submitted in writing by March 28, 2022, to the Company’s Corporate Secretary at 245 First Street, Suite 1800, Cambridge, Massachusetts, 02142. In addition to complying with this deadline, stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2022 Annual Meeting must also comply with the Company’s Amended and Restated By-laws and all applicable rules and regulations promulgated by the SEC under the Exchange Act.

Because the date of the 2022 Annual Meeting has not been advanced by more than 20 days nor has it been delayed by more than 60 days from the first anniversary of the preceding year’s annual meeting, the deadline to submit a proposal regarding a director nomination or any other matter of business at the 2022 Annual Meeting other than those to be included in the Company’s proxy materials for the 2022 Annual Meeting has not changed. Any such proposal must have been received by the Corporate Secretary at the Company’s principal executive offices on or before the close of business on February 2, 2022.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 16, 2022

Sesen Bio, Inc.

By:	/s/ Thomas R. Cannell, D.V.M.
Thomas R. Cannell, D.V.M.
President and Chief Executive Officer